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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report:             January 6, 2000
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                                 NAVARONE, INC.
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             (Exact name of Registrant as specified in its charter)

         Nevada                 1-14903                   13-4051167
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

            c/o Salem Krieger, 228 E. 85th Street, New York, NY 10028
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                    (Address of Principal Executive Offices)

Registrant's telephone number:     (212) 439-6268
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Former name or address, if changed since last report:      Not applicable
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Item 5. Other Events

       Effective January 5, 2000, the Board of Directors of Navarone, Inc. (the "Registrant") authorized the effectuation of a ten-for-one forward stock split of its shares of common stock, par value $.001 per share, with the result that instead of having 1,038,500 shares outstanding, it now has 10,385,000 shares outstanding. As no fractional shares have been issued, no provision has been made for fractional shares. Each share held of record as of the Record Date, January 5, 2000, shall automatically be increased to ten shares of the same class. The Board has instructed the Company's officers to take all actions necessary to effectuate this ten-for-one forward stock split, including the issuance of additional stock certificates to all shareholders of record as of the Record Date. Filed herewith as an exhibit to this Form 8-K is a copy of the Unanimous Consent in Lieu of Meeting of the Board of Directors, authorizing the ten-for-one foward stock split.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exhange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NAVARONE, INC.

Date: January 6, 2000                       By: s/ Salem Krieger
                                                --------------------------------
                                                     Salem Krieger, President


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                      UNANIMOUS CONSENT IN LIEU OF MEETING
                            OF THE BOARD OF DIRECTORS
                                OF NAVARONE, INC.

       The undersigned, constituting all of the members of the board of directors (the "Board") of Navarone, Inc. (the "Company"), hereby consent unanimously to the following corporate action:

       WHEREAS, the Company is desirous of obtaining a listing for its securities on the NASD Electronic Bulletin Board, and in order to further the Company's efforts in this regard, the Board has decided and agreed that increasing the number of its shares of common stock outstanding will be advantageous from a business perspective. Therefore, be it

       RESOLVED, that effective January 5, 2000, the Company shall immediately effectuate a ten-for-one forward stock split of its shares of common stock, with the result that each and every share of common stock issued of record as of January 5, 2000 (the "Record Date") shall hereinafter constitute ten shares of the same class of common stock, par value $.001. There being no issue of fractional shares, the Board believes it is not necessary to make provision for fractional share issuances. The Comany's officers are hereby authorized and directed to take all action necessary to effectuate the ten-for-one forward stock split, including the following:

       1. Issuance of additional stock certificates to all stockholders of record as of the Record Date, to reflect their increased share ownership;

       2. Preparation and filing of a Current Report on Form 8-K with the Securities and Exchange Commission, reflecting this ten-for-one forward stock split;

       3. Updating the shareholder ledger to reflect the new totals of shares owned by all shareholders of record as of the Record Date; and

       4. All such other actions as the officers shall deem necessary or expedient in order to carry out this Resolution of the Board.

Dated: Brooklyn, New York
       January 5, 2000

                                                           s/ Salem Krieger
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                                                              SALEM KRIEGER

                                                           s/ Peter Bernal
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                                                              PETER BERNAL